STOCK PURCHASE AGREEMENT
                            ------------------------


         This Stock Purchase Agreement ("Agreement") made as of the 17th day of April, 1996 by and among SCIENCE MANAGEMENT CORPORATION (hereinafter referred to as "SMC" or "SELLER"), a Delaware Corporation, with a place of business at 721 Route 202-206, Bridgewater, New Jersey 08807 and DONALD R. GANT (hereinafter referred to as "GANT") residing at Young's Road, P.O. Box 83, New Vernon, New Jersey 07976. The SELLER and GANT being sometimes hereinafter collectively referred to as the "Parties."

                                   WITNESSETH:
                                   -----------


         WHEREAS, SMC is the owner of all of the issued and outstanding shares of capital stock (hereinafter referred to as "SHARES") of SMC INTERNATIONAL HOLDINGS, INC., a Delaware Corporation ("HOLDINGS");

         WHEREAS, HOLDINGS is the owner of all of the issued and outstanding shares of stock of Science Management International, GmbH (Germany), Science Management Internationale, S.A. (France), Science Management International, S.A. (Belgium), and Science Management Corporation International, B.V. (Holland) (the "SUBSIDIARIES"), except for directors' qualifying shares of each of the SUBSIDIARIES as reflected on Exhibit A annexed hereto;

         WHEREAS, SMC is the owner of all of the issued and outstanding shares of capital stock of Science Management Corporation Limited (United Kingdom) (the "U.K. SUB");

         WHEREAS, pursuant to a Loan Agreement dated June 29, 1992, among other things, GANT loaned the sum of $2,000,000 to SMC and HOLDINGS, and in return SMC pledged the SHARES of HOLDINGS to GANT;

         WHEREAS, on July 28, 1993, SMC filed a petition under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. ss. 101 et. seq. ("Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey, Case No. 93-34553 ("Bankruptcy Court");

         WHEREAS, SMC has filed an amended plan of reorganization (the "Plan") and disclosure statement (the "Disclosure Statement") in the Bankruptcy Court;

         WHEREAS, the Plan provides, among other things, for a public auction sale of the SHARES, free and clear of liens pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code, with GANT having the right to credit bid pursuant to Section 363(k) of the Bankruptcy Code;

         WHEREAS, Science Management Internationale S.A. (France), on April 12, 1996, filed a liquidation proceeding under the laws of France;

         WHEREAS, GANT was the successful bidder for the SHARES at the aforesaid sale;

         WHEREAS, the terms and provisions hereof are an integral part of, and consistent with, the Plan, having been approved by an order of the Bankruptcy Court;

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth, and subject to the terms and conditions set forth herein, the Parties to this Agreement hereby agree as follows:

                                    ARTICLE 1
                                    ---------

                           TERMS OF SALE AND PURCHASE
                           --------------------------

         SECTION 1.1 - SALE AND PURCHASE OF SHARES. On the Closing Date, SMC shall sell, transfer and assign to GANT, and GANT shall purchase from SMC, the SHARES for the purchase price specified herein. At the Closing, SMC shall deliver to GANT certificates representing all of the SHARES which are required to be delivered or are otherwise deliverable by SMC pursuant hereto, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning such shares in blank.


         SECTION 1.2 - PURCHASE PRICE. The purchase price ("Purchase Price") for the SHARES shall be the credit bid of GANT in the sum of $1,000.00.


                                    ARTICLE 2
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         SECTION 2.1 - REPRESENTATIONS AND WARRANTIES OF THE SELLER. The SELLER hereby represents and warrants to GANT, as of the date hereof, and as of the Closing, as follows:

          (a) HOLDINGS is duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted.

          (b) The total authorized capital stock of HOLDINGS consists of one thousand (1,000) shares of capital stock without par value all of which are issued and outstanding as of the date of this Agreement.

          (c) SMC is the record and beneficial owner of all of the issued and outstanding SHARES of HOLDINGS.

          (d) HOLDINGS is the record and beneficial owner of all of the issued and outstanding shares of capital stock of each of the SUBSIDIARIES, except for directors' qualifying shares as reflected on Exhibit A, and such shares are not subject to any other claims, liens or interests affecting the right, title and interest of HOLDINGS therein and thereto.

          (e) SMC is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

          (f) Subject to the entry of an order confirming the plan, SMC has full corporate power and authority to enter into this Agreement and to sell, transfer and deliver the SHARES to GANT, free and clear of any lien, encumbrance, claim, demand or charge as of the Closing.

          (g) To the best of SMC's knowledge, information and belief after due inquiry, execution of this Agreement by SMC is not in conflict with or in violation of any existing agreement, whether formal or informal, written or unwritten, to which SMC is a party.

          (h) (i) To the best of SMC's knowledge, information and belief after due inquiry, the Schedule of Post-Petition Intercompany Charges and Cash
     Transactions Between the Debtor and the SUBSIDIARIES, annexed to the Disclosure Statement as Exhibit P, is true, complete and accurate;

              (ii) SMC has not withdrawn from the SUBSIDIARIES in the aggregate after October 31, 1995, any amounts other than (i) $43,023 due to it as of October 31, 1995, (ii) $21,000 per month, (iii) allocable insurance costs incurred by SMC on behalf of the SUBSIDIARIES to the extent not already reimbursed, (iv) the allocable share of the 1995 year-end bonus earned by Frank Rathgeber, not to exceed $20,000, and (v) amounts paid to GANT for his quarterly interest.

              (iii) The U.K. SUB has not withdrawn from the SUBSIDIARIES any amount of money after July 28, 1993, which has not been repaid, and the U.K. SUB has not incurred any liability to or on behalf of any of the SUBSIDIARIES after July 28, 1993, which has not been paid or otherwise satisfied.

          (i) The sale of the SHARES and this Agreement have been approved by a duly entered order of the Bankruptcy Court dated April 17, 1996, after a public auction sale conducted before the Bankruptcy Court on April 17, 1996 (the "Sale Hearing").

          (j) To the best of SMC's knowledge, information and belief after due inquiry, no other person or entity has any rights with respect to SHARES being sold and purchased hereunder.

          (k) To the best of SMC's knowledge, information and belief after due inquiry, no representation, warranty or statement made by SMC in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation, warranty or statement not misleading.

          (l) This Agreement, upon its execution and delivery, shall constitute the valid and binding agreement of SMC, enforceable in accordance with its terms.

          (m) To the best of SMC's knowledge, information and belief after due inquiry, no legal action is pending or to its knowledge threatened against SMC which would affect its ability to sell the SHARES.

          (n) All federal, state and local, income, franchise, excise, sales and use tax ("Taxes") returns required to be filed with respect to HOLDINGS and the SUBSIDIARIES have been filed in a timely manner, and all Taxes shown as due on such returns have been paid.

         Except as otherwise represented and warranted by SELLER as set forth in this Section 2.1, it is understood and agreed by the Parties that SELLER is selling and GANT is buying the SHARES of HOLDINGS "as is."

         SECTION 2.2 - REPRESENTATIONS AND WARRANTIES OF PURCHASER. GANT represents and warrants to SELLER, as of the date hereof and as of the Closing, as follows:

          (a) GANT may lawfully undertake the obligations set forth herein.

          (b) To the best of GANT'S knowledge, information and belief after due inquiry, execution of this Agreement by GANT is not in conflict with or in violation of any existing agreement, whether formal or informal, written or unwritten, to which GANT is a party.

          (c) To the best of GANT'S knowledge, information and belief after due inquiry, no representation, warranty or statement by GANT in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation, warranty or statement not misleading.

          (d) This Agreement, upon its execution and delivery, shall constitute the valid and binding agreement of GANT, enforceable in accordance with its terms.

          (e) To the best of GANT'S knowledge, information and belief after due inquiry, no legal action is pending or to its knowledge threatened against GANT which would affect his ability to purchase the SHARES.

                                    ARTICLE 3
                                    ---------

                      THE CLOSING AND DELIVERY OF DOCUMENTS
                      -------------------------------------

         SECTION 3.1 - CLOSING. The Closing of the sale and purchase of the SHARES hereunder (referred to herein as the "Closing") shall take place within 15 days after the entry of an order of the United States Bankruptcy Court for the District of New Jersey approving the sale and this Agreement at the offices or Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen, P.C., 103 Eisenhower Parkway, Roseland, New Jersey 07068. The date of such Closing or any adjourned or rescheduled date thereof is referred to herein as the "Closing Date."

         SECTION 3.2 - SELLER CLOSING DOCUMENTS. At the Closing, SELLER, or such SELLER'S attorney-in-fact shall deliver:

          (a) Stock certificates representing all of the SHARES of HOLDINGS owned by SELLER duly endorsed in blank for transfer to GANT;

          (b) Stock certificates, or other evidences of ownership, representing all of the SHARES of the SUBSIDIARIES, including all of the directors' qualifying shares duly endorsed in blank for transfer to HOLDINGS or the designee of GANT;

          (c) Documentation of the tax basis of HOLDINGS in all of its assets;

          (d) Certified corporation resolutions authorizing the execution and delivery of this Agreement and performance by SELLER of the transactions and obligations contemplated hereunder;

          (e) The resignations of all officers and directors of HOLDINGS and the resignations of all officers and directors of each of the SUBSIDIARIES who will not continue to be employed by a SUBSIDIARY following the purchase of HOLDINGS by GANT;

          (f) All property and corporate, financial and other records of HOLDINGS, including without limitation, the corporate seal, minute books, stock books, and stock transfer ledgers of HOLDINGS and the stock certificates or other evidences of ownership by HOLDINGS of all of the issued and outstanding shares of each of the SUBSIDIARIES; and

          (g) All property and corporate, financial and other records of the SUBSIDIARIES, including, without limitation, the corporate seals, minute books, stock books and stock transfer ledgers of the SUBSIDIARIES to the extent that any of the foregoing are in the possession of SELLER, the U.K. SUB, or any of the domestic subsidiaries of SELLER.

     SECTION 3.3 - PURCHASER CLOSING DOCUMENTS.

          (a) Since GANT was the successful bidder utilizing a credit bid of $2,450,000 or less, nothing shall be required of him under this ARTICLE at Closing.


                                    ARTICLE 4
                                    ---------

                         ADDITIONAL TERMS AND PROVISIONS
                         -------------------------------

     SECTION 4.1 - PAYMENT TO/BY GANT; WAIVER OF DEFICIENCY. SMC and GANT agree as follows:


          (a) Since GANT was the successful bidder, and was allowed a credit bid up to the sum of $2,450,000, he shall not be required to pay at Closing any amount of the Purchase Price.

          (b) Regardless of the amount bid by GANT as the successful bidder, GANT waives any deficiency claim against SMC.

     SECTION 4.2 - USE OF NAMES,  MARKS, ETC. Subject to subsections  4.2(a) and
(b), GANT shall have the right to the exclusive and uncontested use of the tradenames, trademarks and logos which are claimed to be property rights of SMC currently or historically used by HOLDINGS or any of the SUBSIDIARIES in the territories so used, for a period of three (3) months (the "Use Period").


          (a) GANT shall pay SMC the sum of $20,000 per month for each month of the Use Period. Upon and after the conclusion of the Use Period, GANT, HOLDINGS and the SUBSIDIARIES shall not in any location (i) use or cause to be used, in the ordinary course of their businesses (including any businesses that they may subsequently engage in) or otherwise in competition with SMC, the SMC Domestic Subsidiaries (as defined in the Plan) or the UK SUB, the marks "SMC" or "Science Management Corporation" whether or not alone, in any permutation, or in combination with other names or marks, (ii) use or cause to be used in the ordinary course of their businesses (including any businesses that they may subsequently engage in) or otherwise in competition with SMC, the SMC Domestic Subsidiaries or the UK SUB any of the logos attached hereto as Exhibit B and (iii) use or cause to be used in the ordinary course of their businesses (including any businesses that they may subsequently engage in) or otherwise in competition with SMC, the SMC Domestic Subsidiaries or the UK SUB the names and trademark/service mark registrations set forth on Exhibit C annexed hereto.

          (b) At Closing, GANT shall secure the total payments under subsection 4.2(a) above with a letter of credit or its equivalent. The form and issuer thereof shall be mutually acceptable to SELLER and GANT.

     SECTION 4.3 - MUTUAL COVENANTS NOT TO COMPETE. For the period of time designated by GANT in Section 4.2 above, and only for that period of time:

          (a) SMC agrees that neither it nor its U.K. SUB, nor any of its subsidiaries shall compete with the businesses, as presently conducted, of HOLDINGS and/or the SUBSIDIARIES in the countries in which they are located.

          (b) GANT agrees that neither HOLDINGS nor any of the SUBSIDIARIES shall compete with the businesses, as presently conducted, of SMC, and/or any of its subsidiaries, including its U.K. SUB in the countries in which they are located.

          (c) After the period of time designated has expired, the Parties and the entities referred to herein shall have the right to compete with each other without any of the restrictions contained in Sections 4.3(a) and (b) above.

          (d) At the Closing, SELLER shall cause each of the SUBSIDIARIES [except Science Management Internationale S. A. (France)], the UK SUB and each of the SMC Domestic Subsidiaries to deliver an agreement executed by each of them acknowledging the terms and conditions of sections 4.2(a) and
     4.3 of this Agreement and agreeing that each of them in its individual capacity is bound by the terms and provisions set forth in sections 4.2(a), 4.3(a), (b) and (c) of this Agreement. GANT hereby consents to such action by each of the SUBSIDIARIES.

     Notwithstanding anything to the contrary set forth in this section 4.3, and consistent with French law, SMC, the U.K. SUB and the SUBSIDIARIES, other than Science Management Internationale S.A. (France), shall not be restricted in any manner whatsoever from (i) hiring any employee of Science Management Internationale S.A. (France), (ii) soliciting its customers, or (iii) otherwise competing for its business.

     SECTION 4.4 - INTERCOMPANY CLAIMS CANCELED; MUTUAL RELEASES. Except as otherwise provided for herein, at and after the Closing:


          (a) All intercompany debts and claims by and between (i) HOLDINGS and the SUBSIDIARIES, on one hand, and (ii) SMC and all of its subsidiaries, including the U.K. SUB, on the other hand, shall be deemed canceled.

          (b) All agreements by and between the aforesaid parties shall be deemed terminated.

          (c) The Parties and the aforesaid parties shall exchange general releases.


     SECTION 4.5 - OPERATIONS PENDING CLOSING. Between the execution of this Agreement and the Closing Date, SMC shall cause the SUBSIDIARIES to operate their businesses in the ordinary course, consistent with past practice. In addition, SMC shall not withdraw from the SUBSIDIARIES, in the aggregate, any amounts in excess of $21,000 per month, together with the allocable insurance costs incurred by SMC on behalf of the SUBSIDIARIES to the extent not already reimbursed and the allocable share of the 1995 year-end bonus paid to Frank Rathgeber not to exceed $20,000, to the extent not already reimbursed.

                                    ARTICLE 5
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         SECTION 5.1 - BINDING EFFECT. The provisions of this Agreement shall inure to the benefit of and shall be binding upon and enforceable against the respective Parties hereto, their heirs, legal representatives, successors and assigns.


         SECTION   5.2  -   COUNTERPARTS.   This   Agreement   may  be  executed
simultaneously in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


         SECTION 5.3 - GOVERNING LAW AND JURISDICTION. This Agreement is being delivered and is intended to be performed in the State of New Jersey and shall be considered and enforced in accordance with the laws of such state. In the event of a dispute or controversy under this Agreement, the Parties agree to submit to the exclusive jurisdiction of the United States Bankruptcy Court for the District of New Jersey.


         SECTION 5.4 - ENTIRE AGREEMENT. This Agreement, together with the exhibits thereto and all other documents required or permitted under the terms of this Agreement, constitutes the entire agreement of the parties hereto relative to the subject matter hereof and supersedes all prior agreements and undertakings between any of the parties hereto.


         SECTION 5.5 - CAPTIONS. The section headings or captions contained in this Agreement are for reference purposes only and shall not in any way affect the meaning, content or interpretation hereof.


         SECTION 5.6 - FURTHER ASSURANCES. Any of the parties hereto shall, without any further consideration, at the request of any other party, execute and deliver or cause to be executed and delivered, all such documents or instruments and take or cause to be taken, such further action, as shall be reasonably necessary or appropriate to effectuate the transactions contemplated hereunder.


         SECTION 5.7 - SEVERABILITY. If any term or provision of this Agreement is held to be invalid by any Court of competent jurisdiction, such invalidity shall not affect the other terms and provisions of this Agreement, which shall remain in full force and effect.


         SECTION 5.8 - NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed given on the earlier of the date the same is (i) personally delivered with receipt acknowledged, (ii) mailed by certified mail , return receipt requested, postage prepaid, or (iii) sent by facsimile, telex or telegraph, addressed as follows:

SMC:                                Science Management Corporation
                                    721 Route 202-206
                                    Bridgewater, New Jersey  08807
                                    Attention:  Marion G. Hilferty, Secretary
                                                and Vice President
                                    Facsimile Number:  (908) 722-0421


                                    With a Copy to:


                                    Ravin, Sarasohn, Cook, Baumgarten,
                                      Fisch & Rosen, P.C.,
                                    103 Eisenhower Parkway
                                    Roseland, New Jersey  07068-1072
                                    Attention:  Paul Kizel, Esq. and
                                                David N. Ravin, Esq.
                                    Facsimile Number:  (201) 228-9250

GANT:                               Donald R. Gant
                                    Young's Road
                                    P.O. Box 83
                                    New Vernon, New Jersey 07976

                                    With a Copy to:

                                    Jerry E. Muntz, Esq.
                                    Haythe & Curley
                                    237 Park Avenue
                                    New York, New York 10017
                                    Facsimile Number:  (212) 682-0200

                                           - and -

                                    Frank J. Vecchione, Esq.
                                    Crummy, Del Deo, Dolan,
                                    Griffinger & Vecchione
                                    One Riverfront Plaza
                                    Newark, New Jersey 07102
                                    Facsimile Number:  (201) 596-0545



         SECTION 5.9 - MODIFICATIONS. This Agreement may not be modified, altered or amended except by a writing executed by the Parties hereto.

         SECTION 5.10 - GENDER. Whenever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender.


         SECTION 5.11 - SURVIVAL. The representations and warranties in ARTICLE 2 shall survive the Closing.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                                 SELLER:

ATTEST:                                          SCIENCE MANAGEMENT CORPORATION


_______________________________                  By:____________________________
MARION G. HILFERTY, Secretary                       JAMES A. SKIDMORE, JR.,
                                                    President


WITNESS (ATTEST):


________________________________                    ____________________________
                                                    DONALD R. GANT